EXHIBIT 10.5

SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED ADVISORY AGREEMENT

This SECOND AMENDMENT TO THE FOURTH AMENDED AND RESTATED ADVISORY AGREEMENT (this “Amendment”) is entered into and shall become effective as of November 6, 2018, by and among Global Net Lease, Inc., a Maryland corporation (the “Company”), Global Net Lease Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”) and Global Net Lease Advisors, LLC, a Delaware limited liability company (the “Advisor”).

RECITALS

WHEREAS, the Company, the Operating Partnership and the Advisor previously entered into that certain Fourth Amended and Restated Advisory Agreement, dated as of June 2, 2015 (as amended by the First Amendment thereto dated as of August 14, 2018, the “Advisory Agreement”);

WHEREAS, the Company, the Operating Partnership and the Advisor desire to make certain amendments to the Advisory Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.
Amendment to the definition of “Core AFFO”. The definition of “Core AFFO” contained in Section 1 of the Advisory Agreement is hereby amended such that (a) the word “and” that precedes clause (p) is deleted and (b) the following new clause (q) is inserted at the end thereof:

“ and (q) Incentive Compensation.”

2.
Effect of the Advisory Agreement. Except as modified by this Amendment, all of the terms of the Advisory Agreement are hereby ratified and confirmed and shall remain in full force and effect. This Amendment shall be construed as one with the Advisory Agreement, and the Advisory Agreement shall, where context requires, be read and construed so as to incorporate this Amendment.

3.
General Provisions. Except as modified herein, the terms and provisions of Section 18 of the Advisory Agreement are hereby incorporated by reference as if set forth herein in their entirety and shall apply mutatis mutandis to this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed and delivered this Second Amendment to Fourth Amended and Restated Advisory Agreement as of the date first set forth above.

GLOBAL NET LEASE, INC.

By: /s/ James L. Nelson
                         Name: James L. Nelson
                         Title: CEO

GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P.
By: Global Net Lease, Inc., its General Partner

By: /s/ James L. Nelson
                         Name: James L. Nelson
                         Title: CEO

GLOBAL NET LEASE ADVISORS, LLC

By: /s/ Michael R. Anderson
                         Name: Michael R. Anderson
                         Title: Authorized Signatory